UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2003

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

Park 80 East
Saddle Brook, New Jersey	07663-5291
(Address of Principal Executive Offices)	(Zip Code)

201-791-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 7 (c).               Exhibits

Exhibit 99.1	Press Release of Sealed Air Corporation (the “Company”), dated April 23, 2003, disclosing the Company’s financial results for the first quarter of 2003.

Item 9.                    Regulation FD Disclosure; and

Item 12.                  Results of Operations and Financial Condition

                On April 23, 2003, the Company issued a press release announcing its financial results for the first quarter of 2003.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:

/s/ Jeffrey S. Warren

Name:	Jeffrey S. Warren
Title:	Controller

Dated:  April 23, 2003

EXHIBIT INDEX

Exhibit No.                             Description

99.1                                                                           Press Release of Sealed Air Corporation (the “Company”), dated April 23, 2003, disclosing the Company’s financial results for the first quarter of 2003.